UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

Spire Inc. is filing this amendment to its Current Report on Form 8-K filed on July 25, 2023 (the “Original Filing”) solely for the purpose of reporting committee assignments in accordance with Instruction 2 to Item 5.02 of Form 8-K. This amendment does not otherwise revise the Original Filing in any way.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Spire Inc. (the “Company”) announced that it increased the size of the Board from nine to eleven members effective July 19, 2023 and elected Vincent J. Ferrari, age 63, and Paul D. Koonce, age 63, to the Board effective July 19, 2023, and July 28, 2023, respectively, to fill the newly created directorships resulting from the expansion of the Board.

Mr. Ferrari retired from Edward Jones Investments in December 2020 after having served in various leadership roles, including as general partner, chief operating officer and chief information officer. He also spent 22 years working for various financial institutions, including Morgan Stanley, JJ Kenny and the Chase Manhattan Bank. Mr. Ferrari was elected to join the class of directors whose terms will expire at the Company’s 2026 annual shareholder meeting. On August 28, 2023, the Board appointed Mr. Ferrari to serve on the Board's Audit committee and Compensation and Human Resources committee.

Mr. Koonce retired from Dominion Energy Inc. (“Dominion”) in February 2020 after a 38-year career in the energy sector, where he most recently served as executive vice president of Dominion and president and CEO of Dominion’s Power Generation Group. Mr. Koonce was elected to join the class of directors whose terms will expire at the Company’s 2025 annual shareholder meeting. On August 28, 2023, the Board appointed Mr. Koonce to the Board's Corporate Governance committee and Strategy committee.

Mr. Ferrari and Mr. Koonce will receive the same compensation and benefits as do other independent Board members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.

Date:	August 31, 2023	By:	/s/ Courtney M. Vomund
Courtney M. Vomund Vice President, Corporate Secretary